UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): SEPTEMBER 8, 2004

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


             NEVADA                     0-26321             98-0204105
 (State or other jurisdiction of      (Commission          (IRS Employer
         incorporation)               File Number)       Identification No.)


    14 INVERNESS DRIVE EAST, BUILDING H, SUITE 236, ENGLEWOOD, COLORADO 80112
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    During the third quarter of 2004, Gasco's Audit Committee, certain members of Gasco's management and Deloitte & Touche LLP ("Deloitte"), Gasco's independent registered public accounting firm, engaged in several discussions regarding whether Deloitte would continue to provide audit services to Gasco. These discussions focused partly on increased staffing requirements for Gasco and many of Deloitte's other clients, due in part to additional requirements of Rule 404 under the Securities Exchange Act of 1934 and other rules promulgated under the Sarbanes-Oxley Act. Deloitte indicated that it had to make a choice in the deployment of its resources. On September 8, 2004, Deloitte resigned as Gasco's independent registered public accounting firm. On September 14, 2004, Gasco's Audit Committee engaged Hein & Associates LLP to serve as Gasco's independent public accountants for the fiscal year 2004. Gasco's Audit Committee has decided to continue to retain Deloitte to advise Gasco with respect to tax matters.

    The reports of Deloitte on Gasco's consolidated financial statements for each of the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that in its report dated March 25, 2004, Deloitte included an emphasis paragraph related to the adoption of Statement of Financial Accounting Standards No. 143. During Gasco's two most recent fiscal years and the subsequent interim period through September 8, 2004, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on Gasco's consolidated financial statements for such years; and during such period, there were no "reportable events" of the kind listed in Item 304(a)(1)(v) of Regulation S-K.

    Gasco provided Deloitte with a copy of the foregoing disclosure and requested Deloitte to furnish Gasco with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements by Gasco in the foregoing disclosure and, if not, stating the respects in which it does not agree. Deloitte's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

    During Gasco's two most recent fiscal years and through September 13, 2004, the date prior to the engagement of Hein & Associates, neither Gasco nor anyone on its behalf consulted Hein & Associates regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Gasco's consolidated financial statements.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.


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        (c) Exhibits:

           16.1 Letter dated September 14, 2004 from Deloitte & Touche LLP Regarding a Change in Certifying Accountant.























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GASCO ENERGY, INC.


September 14, 2004                By:   /s/ W. KING GRANT
                                     ---------------------------------------
                                     W. King Grant
                                     Chief Financial Officer


























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